ASSIGNMENT OF MANAGEMENT AGREEMENT, CONSENT AND AGREEMENT OF MANAGER This Assignment of Management Agreement, Consent and Agreement of Manager (this "Agreement") is made and entered into as of March 10, 2020, by and among Hartman Timberway II, LLC, a Texas limited liability company ("Hartman Timberway"), Hartman Village Pointe, LLC, a Texas limited liability company ("Hartman Village Pointe"),Hartman Park Ten Place I & II, LLC, a Texas limited liability company ("Hartman Park"; and Hartman Timberway, Hartman Village Pointe and Hartman Park are collectively referred to herein as the "Granters" and each sometimes individually referred to as a "Granter"), Hartman vREIT XXI Operating Partnership L.P., a Texas limited partnership ("Hartman Partnership"; and Hartman Timberway, Hartman Village Pointe, Hartman Park and Hartman Partnership are collectively referred to herein as "Borrowers" and each sometimes individually referred to as a "Borrower"), and Hartman Income REIT Management, Inc., a Texas corporation ("Manager"), in connection with the Loan being made by East West Bank, a California state-chartered bank ("Lender"), as such Loan is defined in and secured by those three certain Deeds of Trust, Assignment of Rents and Security Agreements, both dated of even date herewith, one granted by Hartman Timberway for the benefit of Lender (the "Timberway DOT"), one granted by Hartman Village Pointe for the benefit of Lender (the "Village Pointe DOT") and the third granted by Hartman Park for the benefit of Lender (the "Park DOT"; and the Timberway DOT, Village Pointe DOT and the Park DOT are hereinafter collectively referred to as the "Deeds of Trust" and each sometimes individually referred to as a "Deed of Trust"), and which Loan is guaranteed by Hartman vREIT XXI, Inc., a Maryland corporation ("Guarantor"). All capitalized terms used but not otherwise defined herein shall have the meaning provided therefor in the Deeds of Trust. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Manager and Borrowers hereby agree as follows: 1. A true, correct and complete copy of the Hartman Timberway Contract ( defined below) is attached hereto as Exhibit A-1. A true, correct and complete copy of the Hartman Park Contract (defined below) is attached hereto as Exhibit A-2. A true, correct and complete copy of the Hartman Village Pointe Contract (defined below) is attached hereto as Exhibit A-3 2. Hartman Timberway hereby transfers, assigns and sets over to Lender, its successors and assigns, all right, title and interest of Hartman Timberway in and to that certain Real Property Management Agreement, dated November 11, 2019 by and between Hartman Timberway and Manager (the "Hartman Timberway Contract"). Hartman Village Pointe hereby transfers, assigns and sets over to Lender, its successors and assigns, all right, title and interest of Hartman Village Pointe in and to that certain Real Property Management Agreement, dated November 14, 2016 by and between Hartman Village Pointe and Manager (the "Hartman Village Pointe Contract"). Hartman Park hereby transfers, assigns and sets over to Lender, its successors and assigns, all right, title and interest of Hartman Park in and to that certain Real Property Management Agreement, dated November 11, 2019 by and between Hartman Park and Manager (the "Hartman Park Contract"; and the Hartman Timberway Contract, Hartman Village Pointe Contract and the Hartman Park Contract are collectively referred to herein as the "Contracts" and each sometimes individually referred to as a "Contract"). Manager hereby acknowledges and consents to the foregoing assigmnent of the Contracts. The foregoing assigmnent is being made ASSIGNMENT OF MANAGEMENT AGREEMENT 7437117 v4 (78055.00044.000)

by Borrowers to Lender as collateral security for the full payment and performance by Borrowers of all of its obligations under all of the Loan Documents. However, until the occurrence of a Default, Granto rs may exercise all of its rights as owner of the Properties under the Contracts. The foregoing assignment shall remain in effect as long as the Loan, or any part thereof, remains unpaid, but shall automatically terminate upon the release of the Deeds of Trust as liens on the Properties. 3. (a) Lender shall have the right and option at any time after the occurrence of a Default either: (1) to require Manager to continue performance under the Contracts on behalf of Lender, whereupon Lender shall have the right to exercise all of the rights and remedies of Grantors as owner of the Properties under the Contracts; or (2) to terminate the Contracts immediately upon written notice to Manager, whereupon Manager will cooperate in transferring its responsibility for management of the Properties to a management company selected by Lender in Lender's sole and absolute discretion. (b) If Lender shall exercise its right to require Manager to continue performance under the Contracts, Manager will perform its obligations under the Contracts for the benefit and at the direction of Lender, notwithstanding any counterclaim, right of set-off, claim for additional payment, defense or like right of Manager against Borrowers or Borrowers' default (including non-payment) under, or breach of, the Contracts; provided, however, that Manager receives the compensation provided for in the Contracts, for services performed for Lender after notice from Lender ofits exercise of its rights to require performance. (c) If Lender shall exercise its right to require Manager to perform under the Contracts, Lender shall have the right at any time thereafter, upon not less than thirty (30) days' prior notice to Manager, to terminate the Contracts, without cause. ( d) On the effective date of termination of the Contracts, Manager shall turn over to Lender all books and records relating to said Property ( copies of which may be retained by Manager at Manager's expense), together with such authorizations and letters of direction addressed to tenants, suppliers, employees, banks and other parties as Lender may reasonably require; and Manager shall cooperate with Lender in the transfer of the management responsibilities to Lender or its designee. A final accounting of unpaid fees (if any) due to Manager under the Contracts shall be made by Manager or Lender at Manager's expense within 60 days after the effective date of termination, but Lender shall not have any liability or obligation to Manager for unpaid fees or other amounts payable under the Contracts which accrue before Lender (or its nominee) acquires title to said Property. ( e) Lender shall not be liable for any action or omission of any prior owner of the Properties that are the subject of the Contracts, bound by any amendment or modification of the Contracts made without Lender's prior written consent or subject to any counterclaim or claims which Manager might or is entitled to assert against Borrowers. ASSIGNMENT OF MANAGEMENT AGREEMENT 2 7437117 v4 (78055.00044.000)

(f) Any and all monies, rents, deposits, penalties and the like held by Manager pursuant to the terms of the Contracts shall be payable to Lender upon demand. Manager expressly waives any right of set-off which Manager may have with respect to any such funds, accounts or reserves. (g) If Lender succeeds to the interests of any Borrower, or in the event Lender exercises its option to terminate the Contracts, notwithstanding any provision of the Contracts to the contrary, no termination fee, commission (unpaid or otherwise), construction management fee, administrative fee, charge, penalty or other compensation shall be due and payable by Lender to Manager as a result thereof. 4. In addition to the foregoing, in the event that Lender, in Lender's reasonable discretion, at any time during the term of the assignment of the Contracts, determines that any Property is not being managed in accordance with generally accepted management practices for property similarly situated, Lender shall deliver written notice thereof to Borrowers and Manager, which notice shall specify with particularity the grounds for Lender's determination. If Lender reasonably determines that the conditions specified in Lender's notice are not remedied to Lender's reasonable satisfaction by Borrowers or Manager within thirty (30) days from receipt of such notice or that Borrowers or Manager have failed to diligently undertake correcting such conditions within such thirty (30) day period, Borrowers shall, upon Lender's written request, terminate the Contracts and replace Manager with a management company selected by Borrowers and acceptable to Lender in Lender's sole discretion. 5. Manager hereby certifies to Lender that (i) Manager has delivered to Lender a true, correct and complete copy of the Contracts, including all modifications and amendments thereto, if any, (ii) the Contracts have been executed by the duly authorized officers of Manager and are valid, binding and enforceable obligations of Manager in full force and effect and (iii) no party is in default in performing any of its obligations under the Contracts, and no event has occurred or condition exists which, with the passage of time or giving of notice, or both, would constitute a default under the Contracts. 6. Manager expressly acknowledges that by accepting the assignment of the Contracts or by exercising any of its rights by reason thereof, Lender assumes no obligations or liabilities of Borrowers under the Contracts and that Lender shall have no obligation to Manager to exercise its rights under, or to declare a default under, the Deed of Trust or any of the other Loan Documents, but that the right and option to exercise such rights or declare a default rests in the sole and absolute discretion of Lender. 7. Manager acknowledges that it has no interest whatsoever enforceable against Lender in proceeds of the Loan or any right of action under the Deed of Trust or any of the other Loan Documents to garnish, require or compel payment of proceeds of the Loan to be applied toward payment of Borrowers' liabilities or obligations under the Contracts. 8. Manager agrees that the liens of the Deed of Trust and the other Loan Documents, and Lender's right to payment under the Loan Documents, shall be superior to and have priority over the Contracts as well as any claim, security interest or right to payment of Manager arising out of or in any way connected with its services performed under the Contracts. In furtherance of ASSIGNMENT OF MANAGEMENT AGREEMENT 3 7437117 v4 (78055.00044.000)

the foregoing, Manager hereby fully and completely subordinates to the liens of, and Lender's right to payment under, the Deed of Trust and the other Loan Documents, the following: (a) its rights under the Contracts; (b) any such claim or security interest Manager may now or hereafter have against the Properties and/or the rents, issues, profits and income therefrom; and (c) any right to payment of Manager arising out of or in any way connected with its services performed under the Contracts. 9. Manager shall not amend or modify the Contracts (or consent to such an amendment or modification) without the express prior written consent of Lender. I 0. Nothing herein shall be construed to impose upon Lender any duty to advance funds except to Borrowers upon and subject to the terms of the Loan Documents or to see to the application of the proceeds of the loan contemplated by the Loan Documents. Manager acknowledges that no person or entity other than Borrowers shall have any right or action on the Loan Documents or any rights to advances under the Loan Documents at any time. The advances contemplated by the Loan Documents shall not constitute a trust fund for the benefit of any person or entity, and no person or entity shall under any circumstances have or be entitled to any lien or any trust impressed on any undisbursed advances or loan proceeds. 11. Manager agrees that it will not terminate the Contracts and will not cease to perform its services thereunder for any reason, including, but not limited to, Borrowers' failure to make any payments to Manager or other breach or default, without giving written notice to Lender of such intention to terminate or cease performing its work at least thirty (30) days prior thereto in order to afford Lender the opportunity to cure such breach or default and/or to exercise its rights as described in the Loan Documents and this Agreement. 12. Manager and Borrowers agree that until such time as the Loans have been repaid in full, the terms and provisions of this Agreement shall be superior to the terms and provisions of the Contracts, and to the extent there are any inconsistencies or conflicts between the Contracts and this Agreement, the terms, provisions and conditions in this Agreement shall govern in all respects. 13. This Agreement may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single agreement. The failure of any party hereto to execute this Agreement or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder. 14. Time shall be of the essence in the performance of all obligations of Borrowers and Manager hereunder. 15. THE LAWS OF THE STATE OF TEXAS SHALL GOVERN THE VALIDITY AND ENFORCEABILITY AND THE INTERPRETATION OR CONSTRUCTION OF ALL OF THE PROVISIONS OF THIS AGREEMENT AND ALL ISSUES HEREUNDER. 16. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, MANAGER AND BORROWERS HEREBY IRREVOCABLY AND UNCONDITIONALLY ASSIGNMENT OF MANAGEMENT AGREEMENT 4 7437117 v4 (78055.00044.000)

WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM THAT RELATES TO OR ARISES OUT OF ANY OF THE LOAN DOCUMENTS OR THE ACTS OR FAILURE TO ACT OF OR BY LENDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VO LUNT ARIL Y BY MANAGER AND BORROWERS, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY MANAGER AND BORROWERS. 17. Any notice, request or other communication required or permitted to be given under this Agreement shall be given in writing by delivering it against receipt for it, by depositing it with an overnight delivery service or by depositing it in a receptacle maintained by the United States Postal Service, postage prepaid, registered or certified mail, return receipt requested, addressed to the respective parties at the addresses shown herein (and if so given, shall be deemed given when mailed). Manager's address for notice may be changed at any time and from time to time, but only after thirty (30) days' advance written notice to Lender and shall be the most recent such address furnished in writing by Manager to Lender. Lender's address for notice may be changed at any time and from time to time, but only after ten (10) days' advance written notice to Manager and shall be the most recent such address furnished in writing by Lender to Manager. Actual notice, however and from whomever given or received, shall always be effective when received. 18. Lender's exercise of any right, benefit or privilege under the Loan Documents or any other papers or instruments or at law or in equity shall not preclude the concurrent or subsequent exercise of Lender's other present or future rights, benefits or privileges. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law, the Loan Documents or any related papers or instruments. No failure by Lender to exercise, and no delay in exercising, any right under the Loan Documents or any related papers or instruments shall operate as a waiver of any right under the Loan Documents. 19. All covenants, agreements, representations and warranties in this Agreement shall be binding upon any successors and assigns of Manager, but any attempted assignment of any rights of Manager under the Contracts or hereunder without the prior written consent of Lender shall be null and void. 20. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby, and this Agreement shall be liberally construed so as to carry out the intent of the parties to it. 21. This Agreement embodies the entire agreement and understanding between Manager and Lender with respect to the subject matter of this Agreement and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Manager acknowledges and agrees that there is no oral agreement between Manager and Lender which has not been incorporated in this Agreement. ASSIGNMENT OF MANAGEMENT AGREEMENT 5 7437117 v4 (78055.00044.000)

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN LENDER AND THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF LENDER AND THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN LENDER AND THE PARTIES. [Balance of Page Intentionally Left Blank. Signature Pages Follow.] ASSIGNMENT OF MANAGEMENT AGREEMENT 6 7437117 v4 (78055.00044.000)

IN WITNESS WHEREOF, this Agreement is executed and delivered as of the first date set forth hereinabove. MANAGER: HARTMAN INCOME REIT MANAGEMENT, INC., a Texas corporation By: --1- ~==~------ Louis T. Fox, II ST A TE OF TEXAS § COUNTY OF HARRIS § BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Louis T. Fox, III, Chief Financial Officer of Hartman Income REIT Management, Inc., known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated. GIVEN UNDER MY HAND AND SEAL OF OFFICE this /•''day of March, 2020. ,,,~V~i''~ MARKT. TOROK {{·1ffE Notary Publi~, State of Texas -;~· .• ~..-~~ Comm. Expires 02-18-2023 ~,ifRt;~i· Notary ID 126964636 ory Public in and for the State of Texas ASSIGNMENT OF MANAGEMENT AGREEMENT [SIGNATURE PAGE] 7437117 v4 (78055.00044.000)

BORROWERS:

HARTMAN vREIT XXI OPERATING PARTNERSHIP L.P.,
a Texas limited partnership

By: Hartman vREIT XXI, Inc.,
a Maryland Corporation
its General Partner

By: ______________________
Louis T. Fox, III, Chief Financial Officer

STATE OF TEXAS §

COUNTY OF HARRIS §

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Louis T. Fox, III, Chief Financial Officer of Hartman vREIT XXI, Inc., the corporation that executed the foregoing instrument on behalf of Hartman vREIT XXI Operating Partnership L.P., known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 10th day of March, 2020.

____
Notary Public in and for the State of Texas

MARK T. TOROK
Notary Public, State of Texas
Comm. Expires 02-18-2023
Notary ID 125964535

ASSIGNMENT OF MANAGEMENT AGREEMENT [SIGNATURE PAGE] 7437117 v4 (78055.00044.000)

HARTMAN TIMBERWAY II, LLC,
a Texas limited liability company

By: Hartman Income REIT Management, Inc.,
a Texas corporation,
its Manager

By: ______________________
Louis T. Fox, III, Chief Financial Officer

STATE OF TEXAS §

COUNTY OF HARRIS §

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Louis T. Fox, III, Chief Financial Officer of Hartman Income REIT Management, Inc., the corporation that executed the foregoing instrument on behalf of Hartman Timberway II, LLC, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 10th day of March, 2020.

____
Notary Public in and for the State of Texas

MARK T. TOROK
Notary Public, State of Texas
Comm. Expires 02-18-2023
Notary ID 125964535

ASSIGNMENT OF MANAGEMENT AGREEMENT [SIGNATURE PAGE] 7437117 v4 (78055.00044.000)

HARTMAN PARK TEN PLACE I & II, LLC, a Texas limited liability company By: Hartman Income REIT Management, Inc., a Texas corporation, its Manager ST A TE OF TEXAS § COUNTY OF HARRIS § BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Louis T. Fox, III, Chief Financial Officer of Hartman Income REIT Management, Inc., the corporation that executed the foregoing instrument on behalf of Hartman Park Ten Place I & II, LLC, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated. GIVEN UNDER MY HAND AND SEAL OF OFFICE this /6,,,day of March, 2020. ,,,1111111, MARKT TOROK ,'\t-!"!. ~v/~;,,, . ff(~··~% Notary Public, State of Texas ;"J,.·,,.~/J~ Comm. Expires 02-18-2023 ~~:,tR(f-,,~ Notary 10 126964636 Public in and for the State of Texas ASSIGNMENT OF MANAGEMENT AGREEMENT [SIGNATURE PAGE] 74371 17 v4 (78055.00044.000)

HARTMAN VILLAGE POINTE, LLC, a Texas limited liability company By: Hartman Income REIT Management, Inc., a Texas corporation, ::Manav Louis iiox: , ChiefFinandal Officer ST A TE OF TEXAS § COUNTY OF HARRIS § BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Louis T. Fox, III, Chief Financial Officer of Hartman Income REIT Management, Inc., the corporation that executed the foregoing instrument on behalf of Hartman Village Pointe, LLC, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated. GIVEN UNDER MY HAND AND SEAL OF OFFICE this /ti'1day of March, 2020. ,,,, .. ,,,,, MARKT TOROK ~\t--!'!.~u/,,, . ff{:..A,;·,~i Notary Public, State of Texas :,"};.'··.~/4:,~S Comm. Expires 02-18-2023 ~,;i:~t:,,,,,.:- Notary ID 126964535 ry Public in and for the State of Texas ASSIGNMENT OF MANAGEMENT AGREEMENT [SIGNATURE PAGE] 74371 17 v4 (78055.00044.000)

EXHIBIT A-1 Hartman Timberway Contract Attached. ASSIGNMENT OF MANAGEMENT AGREEMENT [EXIIIBJT A-1] 7437117 v4 (78055.00044.000)

EXHIBIT A-2 Hartman Park Contract Attached. ASSIGNMENT OF MANAGEMENT AGREEMENT [EXIIIBIT A-3) 74371 17 v4 (78055.00044.000)

EXHIBIT A-3 Hartman Village Pointe Contract Attached. ASSIGNMENT OF MANAGEMENT AGREEMENT [EXHIBIT A-3] 7437117 v4 (78055.00044.000)